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                                                                     EXHIBIT 3.1
                          CERTIFICATE OF AMENDMENT AND
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                       SOUTHERN CALIFORNIA EDISON COMPANY


           The undersigned, ALAN J. FOHRER and KENNETH S. STEWART, hereby certify that they are the duly elected and acting Senior Vice President, Treasurer and Chief Financial Officer, and Secretary, respectively, of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that the Articles of Incorporation of said corporation shall be amended and restated to read as set forth in full as follows:

                      "RESTATED ARTICLES OF INCORPORATION
                                       OF
                       SOUTHERN CALIFORNIA EDISON COMPANY

           First:  The name of the corporation is:

                       SOUTHERN CALIFORNIA EDISON COMPANY

           Second: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

           Third:  The corporation shall have perpetual existence.

           Fourth: The corporation elects to be governed by all of the provisions of Division 1 of Title 1 of the California Corporations Code (as amended by act of the California Legislature, 1975-1976 regular session, effective January 1, 1977, as defined in Section 2300 of the California General Corporation Law) not otherwise applicable to this corporation under Chapter 23 of said Division 1.

           Fifth:  SPECIAL VOTING PROVISIONS:

           1. The preferred capital stock of the corporation may be increased or diminished at a meeting of the shareholders of said corporation by a vote representing at least two-thirds of the entire subscribed or issued capital stock of the corporation.

           2. Whenever six or more quarterly dividends, whether consecutive or not, payable with respect to any one or more series of any one or more of the classes of Cumulative Preferred Stock, $100 Cumulative Preferred Stock or Preference Stock of the corporation (such classes being hereinafter collectively referred to in this paragraph 2 as "Preferred Stock"), shall be in default, and until all such Preferred Stock dividends then in default shall have been paid or declared and set apart for payment, the holders of Preferred Stock, voting separately as a single class and on the basis of the voting rights set forth in Article Sixth hereof, shall be entitled to elect two (2) directors to the Board of Directors of the corporation, and the holders of all the outstanding shares of the capital stock of the corporation, exercising the voting rights conferred by Article Sixth and by law, shall be entitled to elect the remaining exact number of authorized directors. The special voting power to elect directors conferred by this paragraph 2 upon the holders of Preferred Stock (herein called the "Preferred Stock special voting right") shall terminate, subject to renewal from time to time upon the same terms and conditions, when all such dividends in default shall have been paid or declared and set apart for payment.

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           The Preferred Stock special voting right shall vest the day after the corporation defaults in the payment of a dividend on any one or more series or classes of the Preferred Stock which, together with prior continuing and concurrent defaults in the payment of dividends on any one or more series or classes of the Preferred Stock, aggregate six defaults in the quarterly dividend payments on any one or more series or classes of the Preferred Stock. Upon such vesting, the Preferred Stock special voting right may be first exercised at the next scheduled annual meeting of shareholders of the corporation unless the Preferred Stock special voting right vests on a date falling on or after December 31 of any year and on or prior to the scheduled date of the annual meeting next following such December 31, in which case the Preferred Stock special voting right may be first exercised at a special meeting of shareholders of the corporation, which may be held for such purpose upon call and notice as provided in the Bylaws of the corporation then in effect, not earlier than sixty (60) days after the date of such annual meeting. If such special meeting shall not have been called within ten (10) days after personal service or fifteen (15) days after mailing by registered mail within the United States of America, of a request for the holding of such meeting by the record holders of at least 10% of the shares of Preferred Stock then outstanding addressed to the Secretary at the principal executive office of the corporation, then a person designated by the record holders of at least 10% of the shares of Preferred Stock then outstanding may call such meeting at the place and upon the notice provided in the Bylaws, and for that purpose shall have access to the stock records of the corporation.

           Except as provided in the next sentence, if the Preferred Stock special voting right shall terminate, the holders of all the outstanding shares of the capital stock of the corporation, exercising the voting rights conferred by Article Sixth and by law, shall be entitled to elect all directors comprising the authorized number of directors. If the Preferred Stock special voting right shall terminate after a date which precedes by ten (10) days the proposed date of mailing of notice of any meeting of shareholders at which said right was to be exercised and before the date of said meeting, no election of directors shall occur at said meeting and the election of directors shall occur thereafter at a special or annual meeting of shareholders which may be held for such purpose upon call (in the case of a special meeting) and notice as provided in the Bylaws of the corporation then in effect within ninety (90) days after the date of such prior special or annual meeting of shareholders; provided, however, that no special meeting of shareholders to elect directors shall be required if such terminated Preferred Stock special voting right has never been exercised.

           At any special or annual meeting of shareholders of the corporation at which the Preferred Stock special voting right shall be exercisable, the holders of the Preferred Stock may exercise the right to elect two directors to the Board of Directors prior to the exercise of the right of the holders of all of the outstanding shares of the capital stock of the corporation to elect the remaining members of the Board of Directors. The terms of office of all persons who are directors of the corporation immediately prior to such meeting shall terminate upon the election of their successors. Nothing herein contained shall be construed to be a bar to the reelection of any director at any special or annual meeting of shareholders at which the Preferred Stock special voting right is exercised.

           Upon termination of the Preferred Stock special voting right, the term of office of all the directors of the corporation shall terminate upon the election of their successors at a meeting of the shareholders of the corporation then entitled to vote.

           Sixth: 1. AUTHORIZED CAPITAL: The corporation is authorized to issue the following designated classes of shares of stock with the following number of shares per class:

                  (a) Cumulative Preferred Stock ---- twenty-four million (24,000,000) shares with a par value of $25 per share;

                  (b) $100 Cumulative Preferred Stock ---- twelve million (12,000,000) shares with a par value of $100 per share;

                  (c) Preference Stock ---- fifty million (50,000,000) shares with no par value; and

                  (d) Common Stock ---- five hundred sixty million (560,000,000) shares with no par value.

           Upon the effective date of this amendment of Article Sixth, each share of Common Stock, par value $4-1/6 per share, outstanding at the close of business on such date shall be split and reconstituted into two shares of Common Stock, no par value.





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           2.     CUMULATIVE PREFERRED STOCK AND $100 CUMULATIVE PREFERRED
STOCK: Shares of the Cumulative Preferred Stock may be issued from time to time in one or more series, and shares of the $100 Cumulative Preferred Stock may be issued from time to time in one or more series. Each series of Cumulative Preferred Stock and each series of $100 Cumulative Preferred Stock shall be so designated as to distinguish it from other series of such stock. Such designation may include an appropriate reference to its dividend rate and any other characteristics. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Article, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights hereinafter provided), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock and of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series. The term "fixed for such series" and correlative terms shall be deemed to mean as stated in a resolution or resolutions adopted by the Board of Directors in exercise of the authority granted by this paragraph. The number of shares of Cumulative Preferred Stock, 4.78% Series, heretofore fixed by the resolution of the Board of Directors set forth in the Certificate of Determination of Preferences of said 4.78% Series filed in the office of the Secretary of State of the State of California on February 10, 1958, is determined to be 1,296,769. The dividend rate, redemption price, and voluntary liquidation preferences of shares of said 4.78% Series shall be as heretofore fixed by the resolution of the Board of Directors set forth in said Certificate of Determination of Preferences. Except as matters above stated have been or may be fixed by the Board of Directors in exercise of the authority granted by this paragraph, a statement of the preferences, privileges and restrictions granted to or imposed upon the Cumulative Preferred Stock and upon the $100 Cumulative Preferred Stock and the respective series of either and/or upon the holders thereof is as follows:

                  (a) DIVIDEND RIGHTS: The holders of the Cumulative Preferred Stock of each series and the holders of the $100 Cumulative Preferred Stock of each series, in preference to the holders of the Preference Stock and the Common Stock, shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed for such series, and no more, payable quarterly on such dates as may be determined by the Board of Directors with respect to the quarterly period (or, in the case of initial issuance of any shares of any series, with respect to the portion of such period) ending on each such respective payment date. Such dividends with respect to any particular shares of such stock shall be cumulative from the first day of the quarterly period in which such shares were issued or, in the case of initial issuance of any shares of any series, from the date of issuance thereof. No dividend shall be paid upon, or declared or set apart for, any share of Cumulative Preferred Stock or any share of $100 Cumulative Preferred Stock for any current dividend period if dividends on any series of Cumulative Preferred Stock or any series of $100 Cumulative Preferred Stock are accumulated and unpaid for any prior quarterly dividend period, or, in the case of payment of dividend arrearages on Cumulative Preferred Stock or on $100 Cumulative Preferred Stock, unless at the same time a like proportionate dividend for the same or corresponding dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

                  In no event, so long as any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on the Preference Stock or the Common Stock, nor shall any shares of Preference Stock or Common Stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and set apart. The foregoing provisions of this subparagraph shall not, however, apply to a dividend payable in Preference Stock or Common Stock or to the acquisition of any shares of Preference Stock or Common Stock in exchange for, or through application of the proceeds of the sale of, any shares of Preference Stock or Common Stock.





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                  (b)     LIQUIDATION RIGHTS:  In the event of any voluntary
           liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid in full the liquidation preferences fixed by the Board of Directors for the respective series thereof, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock shall be entitled to be paid the sum of twenty-five dollars ($25) per share, and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid the sum of one hundred dollars ($100) per share, together, in the case of each class, with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. If, upon any liquidation, dissolution or winding up of the affairs of the corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock the holders of all series of Cumulative Preferred Stock and all series of $100 Cumulative Preferred Stock shall share ratably in any distribution of assets to shares of such classes in proportion to the full amounts to which they would otherwise be respectively entitled.

                  (c) VOTING RIGHTS: The Cumulative Preferred Stock shall be entitled to voting rights on the basis of six votes per share and the $100 Cumulative Preferred Stock shall be entitled to voting rights on the basis of two votes per share. The Cumulative Preferred Stock and the $100 Cumulative Preferred Stock shall also, in addition to such voting rights as may be fixed for any series thereof, be entitled to the following voting rights:

                          (1) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

                                 (i)    any amendment of the Articles of
                          Incorporation which would change any outstanding shares of Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required;

                                 (ii)   the authorization or creation, or the
                          increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Cumulative Preferred Stock; or

                                 (iii)  the consolidation or merger of the
                          corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the Cumulative Preferred





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                          Stock will be adversely affected thereby, and if none
                          of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the Cumulative Preferred Stock; and provided, further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

                  provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative Preferred Stock the consent of which would otherwise be required.

                          (2) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least majority of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

                                 (i) the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock or of any security convertible into Cumulative Preferred Stock or $100 Cumulative Preferred Stock or into stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock;

                                 (ii) the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

                                 (iii) the issue of any additional shares of
                          Cumulative Preferred Stock or $100 Cumulative Preferred Stock (or the reissue of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the Cumulative Preferred Stock and the





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                          $100 Cumulative Preferred Stock, unless the
                          consolidated income of the corporation and its subsidiaries (determined as hereinafter provided) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue. "Consolidated income" for any period for all purposes of this paragraph 2 shall be computed by adding to the consolidated net income of the corporation and its subsidiaries for said period (determined as hereinafter provided) the amount deducted for interest on funded indebtedness and other borrowings of the corporation and its subsidiaries in determining such consolidated net income. "Consolidated net income" for any period for all purposes of this paragraph 2 shall be as determined by independent certified public accountants of national reputation selected by the corporation, and in determining such consolidated net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the corporation and its subsidiaries for taxes and the provisions for depreciation as recorded on such books or the minimum amount required therefor under the provisions of any then existing general indenture of mortgage or deed of trust of the corporation, whichever is larger; and the Board of Directors of the corporation may, in the exercise of their discretion, make adjustments by way of increase or decrease in such consolidated net income to give effect to changes therein resulting from any acquisition of properties or to any redemption, acquisition, purchase, sale or exchange of securities by the corporation or its subsidiaries either prior to the issuance of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or stock ranking senior to or on a parity therewith then to be issued or in connection therewith. The term "subsidiary" shall mean, for all purposes of this paragraph 2, any company of which the corporation, directly or through another subsidiary, owns or controls a majority of the outstanding shares of stock entitling the holders thereof to elect a majority of the directors of such company, either at all times or so long as there is no default in the payment of dividends upon any stock having a preference or priority over such stock;

                  provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.

                          (3) So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the $100 Cumulative Preferred Stock at





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                  the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

                                 (i)   any amendment of the Articles of
                          Incorporation which would change any outstanding shares of $100 Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of $100 Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of $100 Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required;

                                 (ii)  the authorization or creation, or the
                          increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the $100 Cumulative Preferred Stock; or

                                 (iii) the consolidation or merger of the
                          corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the $100 Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the $100 Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of $100 Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the $100 Cumulative Preferred Stock; and provided further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the $100 Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

                  provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take





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
                  effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the $100 Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of $100 Cumulative Preferred Stock the consent of which would otherwise be required.

                          (4) So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least a majority of the $100 Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

                                 (i) the increase in the authorized amount of the $100 Cumulative Preferred Stock or the Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock or of any security convertible into $100 Cumulative Preferred Stock or Cumulative Preferred Stock or into stock of any class ranking on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock;

                                 (ii) the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

                                 (iii) the issue of any additional shares of
                          $100 Cumulative Preferred Stock or Cumulative Preferred Stock (or the reissue of any shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock, unless the consolidated income of the corporation and its subsidiaries (determined as provided in this paragraph 2) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of $100 Cumulative Preferred Stock and Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue;

                  provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the $100 Cumulative Preferred Stock or the Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding.

                  (d) REDEMPTION: Except as otherwise provided in subparagraph (e) of this paragraph 2, the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time (subject to any special provisions affecting or limitations on such right to redeem which may be fixed with respect to any particular series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock), at the applicable redemption price fixed for such series which shall include an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption. If less than all the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued prior to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption by lot in such manner as the Board of Directors may prescribe. If less than all the outstanding shares of the Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued on or subsequent to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption either by lot in such manner as the Board of Directors may prescribe or, in the alternative at the discretion of the Board of Directors, pro rata to the nearest whole share.

                  Notice of every redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be given by the corporation by causing a notice thereof to be published in a newspaper printed in the English language and published and of general circulation in the City of Los Angeles, California, and in one such newspaper published and of general circulation in the Borough of Manhattan, the City of New York, New York, in each instance at least once a week for two
           (2) successive weeks and in each instance on any day of the week, commencing not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption. It shall be the duty of the corporation to mail a copy of such notice, postage prepaid, to each holder of record of the shares to be redeemed as of the record date, addressed to such holder at his address appearing on the books of the corporation, not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption, but the failure to mail such notice as aforesaid shall not invalidate the redemption of such shares. The publication of notice in accordance with the foregoing procedure may be dispensed with in the discretion of the Board of Directors in any case where it determines that the outstanding shares of any series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock are held by no more than ten (10) holders of record, but in any such case, the copy of such notice of redemption specified above shall be delivered by messenger or mailed by registered or certified mail to the address and within the times specified above.

                  If the corporation shall deposit on or prior to any date fixed for redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective holders of such shares, the redemption price thereof upon the surrender of their share certificates, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest, upon surrender of their certificates therefor, and the right to exercise, on or before the date fixed for redemption, any right to convert or exchange said shares which may then exist.

                  Any moneys deposited by the corporation pursuant to this subparagraph (d) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith. Any other moneys deposited by the corporation pursuant to this subparagraph (d) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the corporation upon its request expressed in a resolution of its Board of Directors.

                  (e) MISCELLANEOUS: If at any time dividends on any of the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, or on any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, shall be in default, thereafter and until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock have been paid, or deposited with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000) in trust for payment on or before the next succeeding dividend payment date, the corporation shall not redeem less than all of the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock at the time outstanding and shall not purchase or otherwise acquire for value any Cumulative Preferred Stock or $100 Cumulative Preferred Stock except in accordance with offers made to all holders of Cumulative Preferred Stock and $100 Cumulative Preferred Stock, which offers shall bear a reasonably proportional relationship to the par values and market prices per share of the respective classes.

                  Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

                  Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the $100 Cumulative Preferred Stock are outstanding, no particular series of the $100 Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of $100 Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

                  Any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, as the case may be, of the corporation, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock.

                  Neither the consolidation or merger of the corporation nor the sale or transfer of all or a part of its assets nor the expropriation, condemnation or seizure of all or a part of its assets by any governmental body or authority shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph 2.


                  3. PREFERENCE STOCK: Shares of the Preference Stock may be issued from time to time in one or more series. To the extent not prohibited by law, the Board of Directors is authorized (i) to fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Whenever in this paragraph 3 the Board of Directors is authorized to "fix," "determine," "alter," "increase" or "decrease" the number of shares, designation, rights, preferences, privileges or restrictions of any series of the Preference Stock, the Board of Directors (including any executive committee thereof) shall take such action by resolution, but such resolution may specify any of the foregoing matters by reference to indexes, formulas, conversion rates or other objectively ascertainable criteria.

           4. COMMON STOCK: Subject to the preferential rights above provided in this Article, or granted pursuant to this Article, with respect to the Cumulative Preferred Stock, the $100 Cumulative Preferred Stock and the Preference Stock, the Common Stock and/or the holders thereof shall have the following dividend rights, liquidation rights and voting rights:

                  (a) DIVIDEND RIGHTS: The holders of the Common Stock shall be entitled to dividends when and as declared by the Board of Directors out of any funds legally available therefor, in such amounts and at such times as the Board of Directors may from time to time determine.

                  (b) LIQUIDATION RIGHTS: In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, of the corporation, the remaining assets and funds of the corporation shall be distributed ratably to the holders of the Common Stock.

                  (c) VOTING RIGHTS: The Common Stock shall be entitled to voting rights on the basis of one vote per share.

           Seventh:  BUSINESS COMBINATIONS:

           1. In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Article Seventh, none of the following transactions shall be consummated unless and until such transaction shall have been approved by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for purposes of this Article Seventh, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article Sixth of these Articles of Incorporation):

                  (a) any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

                  (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; or

                  (c) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder having an aggregate Fair Market Value (as hereinafter defined) of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; or

                  (d) the adoption of any plan or proposal for the spinoff, split-off or split-up of the corporation or any material Subsidiary proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

                  (e) any reclassification of any securities of the corporation (including any reverse stock split), any recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation with or into any of its Subsidiaries, or any other transaction (whether or not with or involving any Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of stock or series thereof of the corporation or of any Subsidiary directly or indirectly Beneficially Owned (as hereinafter defined) by any Interested Shareholder or as a result of which the shareholders of the corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as parts of its articles of incorporation, provisions to the same effect as this Article Seventh; or

                  (f) any agreement, contract or other arrangement providing for any of the transactions described in the foregoing paragraphs (a) through (e).

           The term "Business Combination" as used in this Article Seventh shall mean any transaction or proposed transaction which is referred to in any one or more of the foregoing subparagraphs (a) through (f) of this paragraph 1.

           2. The provisions of paragraph 1 of this Article Seventh shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote of shareholders, if any, as is required by law and any other provision of any Article hereof, if such Business Combination has been approved by at least a majority of the Disinterested Directors (as hereinafter defined) at the time or if all the conditions specified in the following subparagraphs (a), (b), (c), (d), (e) and
(f) are satisfied:

                  (a) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

                          (1) (if applicable) the Highest Per Share Price (as hereinafter defined) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

                          (2) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such later date is referred to in this Article Seventh as the "Determination Date"), whichever is higher.

                  (b) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock other than the Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class or series of outstanding Voting Stock, whether or not the Interested Shareholder beneficially owns any shares of a particular class or series of Voting Stock):

                          (1) (if applicable) the Highest Per Share Price (as hereinafter defined) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

                          (2) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

                          (3) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

                  (c) The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid in order to acquire beneficially shares of such class or series of Voting Stock that are beneficially owned by the Interested Shareholder and, if the Interested Shareholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire beneficially the largest number of shares of such class or series of Voting Stock beneficially acquired by it prior to the Announcement Date. The price determined in accordance with paragraphs 2(a) and 2(b) shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

                  (d) After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (i) except as approved by at least a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation; (ii) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by at least a majority of the Disinterested Directors, and
           (y) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to increase such annual rate was approved by at least a majority of the Disinterested Directors; and (iii) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder or as a result of a pro rata stock dividend or stock split.

                  (e) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionally as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

           3.     For the purposes of this Article Seventh:

                  (a) A "person" shall mean any individual, firm, corporation or other entity.

                  (b) "Interested Shareholder" shall mean any person or group (other than this corporation or any Subsidiary or any compensation plan or any benefit plan of this corporation or any Subsidiary or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity, or any corporation formed pursuant to a resolution of the Board of Directors of this corporation which was approved by at least a majority of the Disinterested Directors as defined hereinafter) who or which:

                          (1)    is the Beneficial Owner, directly or
                  indirectly, of more than ten percent (10%) of the voting power of the outstanding Voting Stock;

                          (2) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock; or

                          (3) is an assignee of or has otherwise succeeded to any shares of Voting Stock representing more than one percent (1%) of the voting power of the outstanding Voting Stock, which shares were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  (c)     A person shall be a "Beneficial Owner" of any Voting
           Stock:

                          (1) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

                          (2) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or direct the vote pursuant to any agreement, arrangement or understanding; or

                          (3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  (d) For the purposes of determining whether a person is an Interested Shareholder pursuant to subparagraph (b) of paragraph 3 of this Article Seventh, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (c) of paragraph 3 of this Article Seventh but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise.

                  (e) The term "Affiliate", used to indicate a relationship to a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

                  (f) The term "Associate", used to indicate a relationship with a specified person, means (i) any corporation, partnership or other organization of which such specified person is an officer or partner (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of the Corporation or any of its parents or subsidiaries and (iv) any person who is a director, officer or partner of such specified person or of any corporation (other than the corporation or any wholly-owned Subsidiary of the corporation), partnership or other entity which is an Affiliate of such specified person.

                  (g) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation or by a Subsidiary of the corporation or by the corporation and one or more Subsidiaries; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph (b) of paragraph 3 of this Article Seventh the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

                  (h) "Disinterested Director" means any member of the Board of Directors of the corporation who was a member of the Board of Directors of the corporation on April 16, 1987 or who became a member of the Board of Directors of the corporation subsequent to that time and who is unaffiliated with, and not a nominee or representative of, an Interested Shareholder and who is recommended to succeed a Disinterested Director by at least a majority of Disinterested Directors then on the Board of Directors. Any reference to "Disinterested Directors" shall refer to a single Disinterested Director if there be but one. Any reference under this Article Seventh to an approval, designation or determination by "a majority of the Disinterested Directors" of the Board of Directors shall mean such approval, designation or determination by not less than a majority of the Disinterested Directors then serving on the Board of Directors.

                  (i) "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape, for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by at least a majority of the Disinterested Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (ii) in the case of stock of any class or series which is not traded on any United States registered securities exchange nor in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by at least a majority of the Disinterested Directors in good faith; and such determination by the Disinterested Directors shall be conclusive and binding for all purposes of this Article Seventh.

                  (j) References to "Highest Per Share Price" with respect to any class of stock, means the highest amount of consideration paid for a share of such stock (including, without limitation, any brokerage commissions, transfer taxes and soliciting dealers' fees) and shall reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

                  (k) In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in subparagraphs (a) and (b) of paragraph 2 of this Articles Seventh shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

           4. At least a majority of the Disinterested Directors of the corporation shall have the power and duty to make a good faith determination, on the basis of information known to them, of all facts necessary to determine compliance with this Article Seventh, including without limitation:

                  (a)     whether a person is an Interested Shareholder;

                  (b) the number of shares of Voting Stock beneficially owned by any person;

                  (c) whether a person is an Affiliate or Associate of another;

                  (d) whether the assets which are the subject of any Business Combination, or the securities issued or transferred by the corporation or any Subsidiary in any Business Combination, have an aggregate Fair Market Value of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; and

                  (e) whether the requirements of paragraph 2 of this Article Seventh have been met.

           Such determination by a majority of the Disinterested Directors shall be conclusive and binding for all purposes of this Article Seventh.

           5. Nothing contained in this Article Seventh shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

           6. The fact that a Business Combination complies with the provisions of Section 2 of this Article Seventh shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the corporation.

           7. In addition to any affirmative vote required by law of these Articles of Incorporation, a proposal that the provisions of this Article Seventh be altered, amended or repealed in any respect, or any provision inconsistent therewith be adopted, shall require either (i) the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding Voting Stock voting together as a single class or (ii) approval by at least a majority of the Disinterested Directors and the affirmative vote of the holders of at least fifty percent (50%) of the voting power of the then outstanding Voting Stock together as a single class.

           Eighth:        LIMITATION ON LIABILITY OF DIRECTORS AND AUTHORITY TO
INDEMNIFY AGENTS:

           1. The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

           2. The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code.

           Ninth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.32% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.32% Series, which is attached hereto as Exhibit A is hereby incorporated by reference as Article Ninth of these Articles of Incorporation.

           Tenth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.08% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.08% Series, which is attached hereto as Exhibit B is hereby incorporated by reference as Article Tenth of these Articles of Incorporation.

           Eleventh:      CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
CUMULATIVE PREFERRED STOCK, 4.24% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred, 4.24% Series, which is attached hereto as Exhibit C is hereby incorporated by reference as Article Eleventh of these Articles of Incorporation.

           Twelfth:       CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
CUMULATIVE PREFERRED STOCK, 4.78% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.78% Series, which is attached hereto as Exhibit D is hereby incorporated by reference as Article Twelfth of these Articles of Incorporation.

           Thirteenth:    CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
CUMULATIVE STOCK, 5.80% SERIES: The Certificate of Determination of Preferences of the Cumulative Stock, 5.80% Series, which is attached hereto as Exhibit E is hereby incorporated by reference as Article Thirteenth of these Articles of Incorporation.

           Fourteenth:    CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
$100 CUMULATIVE PREFERRED STOCK, 7.58% SERIES: The Certificate of Determination of Preferences of the $100 Cumulative Preferred Stock, 7.58% Series, which is attached hereto as Exhibit F is hereby incorporated by reference as Article Fourteenth of these Articles of Incorporation.

           Fifteenth:     CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
CUMULATIVE PREFERRED STOCK, 7.36% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 7.36% Series, which is attached hereto as Exhibit G is hereby incorporated by reference as Article Fifteenth of these Articles of Incorporation.

           Sixteenth:     CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
$100 CUMULATIVE PREFERRED STOCK, 7.23% SERIES: The Certificate of Determination of Preferences of the $100 Cumulative Preferred Stock, 7.23% Series, which is attached hereto as Exhibit H is hereby incorporated by reference as Article Sixteenth of these Articles of Incorporation.

           Seventeenth:   CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
$100 CUMULATIVE PREFERRED STOCK, 6.45% SERIES: The Certificate of Determination of Preferences of the $100 Cumulative Preferred Stock, 6.45% Series, which is attached hereto as Exhibit I is hereby incorporated by reference as Article Seventeenth of these Articles of Incorporation.

           Eighteenth:    CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
$100 CUMULATIVE PREFERRED STOCK, 6.05% SERIES: The Certificate of Determination of Preferences of the $100 Cumulative Preferred Stock, 6.05% Series, which is attached hereto as Exhibit J is hereby incorporated by reference as Article Eighteenth of these Articles of Incorporation."

           The foregoing amendment of the Articles of Incorporation of said corporation has been duly approved by its Board of Directors.

           There are no shares outstanding of the Original Preferred Stock, par value $8-1/3 per share, the Preference Stock, par value $25 per share, or the $100 Preference Stock, par value $100 per share; and such classes of stock shall be eliminated upon the effective date of the foregoing amendment.

           The foregoing amendment of the Articles of Incorporation has been duly approved by the required votes of shareholders in accordance with Section 902 of the California Corporations Code and Article Fifth of the Articles of Incorporation. The total number of outstanding shares of the corporation was 232,294,250, representing 292,545,240 votes entitled to be cast with respect to the amendment. The number of votes in favor of the amendment exceeded the votes required. The votes required were more than 50% of the total votes entitled to be voted as a single class, pursuant to Section 902 of the California Corporations Code, and at least two-thirds of the entire subscribed or issued capital stock, pursuant to Article Fifth of the Articles of Incorporation.

           This Certificate of Amendment and Restated Articles of Incorporation shall become effective at the close of business on June 1, 1993.

           IN WITNESS WHEREOF, the undersigned have executed this certificate on this 24th day of May, 1993.

                                      Alan J. Fohrer
                 ____________________________________________________
                 Senior Vice President, Treasurer and Chief Financial
                    Officer of Southern California Edison Company


                                      Kenneth S. Stewart
                 ____________________________________________________
                                         Secretary of
                              Southern California Edison Company

                                  DECLARATION

         The undersigned ALAN J. FOHRER and KENNETH S. STEWART, the Senior Vice President, Treasurer and Chief Financial Officer, and Secretary, respectively, of Southern California Edison Company, each declares under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true and correct of his own knowledge.

         Executed at Rosemead, California on this 24th day of May, 1993.



                                       ALAN J. FOHRER
                   ____________________________________________________
                                       ALAN J. FOHRER
                   Senior Vice President, Treasurer and Chief Financial
                     Officer of Southern California Edison Company


                                       KENNETH S. STEWART
                   ____________________________________________________
                                       KENNETH S. STEWART
                                          Secretary of
                               Southern California Edison Company

                                                                       EXHIBIT A


                       SOUTHERN CALIFORNIA EDISON COMPANY

               Certificate of Determination of Preferences of the
                    Cumulative Preferred Stock, 4.32% Series


         We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

         First: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock: which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         Second: The Board of Directors of the corporation at a meeting duly called and held on May 6, 1947, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock:
4.32% Series:

         "Resolved, that 1,653,429 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of the corporation, be and hereby are determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4,32% Series; and further

         Resolved, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

         (A) The dividend rate of such series shall be four and thirty-two one-hundredths per centum (4.32%) per annum of the par value of the shares thereof. Dividends on such series, when and as declared, shall be payable quarterly on March 31, June 30, September 30 and December 31.

         (B) The redemption price from time to time of such series shall be: twenty-nine and 50/100 dollars ($29.50) per share if redeemed on or before May 31, 1952; twenty-nine and 25/100 dollars ($29.25) per share if redeemed thereafter and on or before May 31, 1957; twenty-nine and 00/100 dollars ($29.00) per share if redeemed thereafter and on or before May 31, 1962; and twenty-eight and 75/100 dollars ($28.75) per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

         (C) The liquidation preferences payable with respect to such series in the event of voluntary, liquidation, dissolution or winding up of the affairs of the corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment."

         IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by, W. C. Mullendore, its President. and O. V. Showers, its Secretary, this 6th day of May, 1947.

                                              W. C. MULLENDORE
                                      ________________________________
                                             (W. C. Mullendore)
                                      President of Southern California
                                              Edison Company.



                                              O. V. SHOWERS
                                      _________________________________
                                             (O. V. Showers)
                                      Secretary of Southern California
                                              Edison Company.


STATE OF CALIFORNIA      )
                         )  ss:
COUNTY OF LOS ANGELES    )


          On this 6th day of May, 1947, before me, Barbara Rowe, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared W. C. MULLENDORE, known to me to be the President and O. V. SHOWERS, known to me to be the Secretary, of SOUTHERN CALIFORNIA EDISON COMPANY, the corporation referred to in the foregoing certificate, and known to me to be the persons who executed said certificate as such officers, respectively, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.


                                              BARBARA ROWE
                                        _____________________________
                                        Notary Public in and for said
                                              County and State.

                                    My Commission Expires June 5, 1950.

                                                                       EXHIBIT B

                       Southern California Edison Company

               Certificate of Determination of Preferences of the
                    Cumulative Preferred Stock, 4.08% Series



        We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

        FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

        SECOND: The Board of Directors of the corporation at a meeting duly called and held an May 16, 1950, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.08% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

        "RESOLVED, that 1,000,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.08% Series; and

        "RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

        (A) The dividend rate of such series shall be four and 8/100 per centum (4.08%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August, and November, respectively,

        (B) The redemption price from time to time of such series shall be:
$26.25 per share if redeemed on or before May 31, 1955; $26.00 per share if redeemed thereafter and on or before May 31, 1960; $25.75 per share if redeemed thereafter and on or before May 31, 1965; and $25.50 per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

        (C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment."

        IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed W. C. Mullendore, its President, and T. J. Gamble, its Secretary, this 16th day of May, 1950.

                                   W. C. MULLENDORE

                           --------------------------------
                                  (W. C. Mullendore)
                           President of Southern California
                                   Edison Company

(CORPORATE SEAL)

                                    T. J. GAMBLE
                         ---------------------------------
                                   (T. J. Gamble)
                         Secretary, of Southern California
                                   Edison Company


STATE OF CALIFORNIA              )
                                 )     ss.
COUNTY OF LOS ANGELES            )


                             W. C Mullendore and T. J. Gamble, being first duly
sworn, each for himself deposes and says:

                             That W. C. Mullendore is and was at all of the
times mentioned in the foregoing Certificate, the President of Southern California Edison Company, the California corporation therein mentioned, and T.
J. Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

                                    W. C. MULLENDORE
                          -----------------------------------
                                   (W. C. Mullendore)


                                    T. J. GAMBLE
                          -----------------------------------
                                   (T. J. Gamble)


Subscribed and sworn to before me this 16th day of May, 1950.



                                                        BARBARA ROWE

                                            ------------------------------------
                                             Notary Public in and for the County
                                            of Los Angeles, State of California.

        (NOTARIAL SEAL)



                                             MY COMMISSION EXPIRES JUNE 5, 1950.

                                                                       EXHIBIT C


                       Southern California Edison Company

               Certificate of Determination of Preference of the
                    Cumulative Preferred Stock, 4.24% Series


        We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

        FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

        SECOND: The Board of Directors of the corporation at a meeting duly called and held on February 14, 1956, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.24% Series, consisting of 1,200,000 shares, none of the shares of such series having been issued:

        "RESOLVED, that 1,200,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.24% Series; and

        "RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

        (A) The dividend rate of such series shall be four and 24/100 per centum (4.24%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August and November, respectively.

        (B) The redemption price from time to time of such series shall be:
$26.60 per share if redeemed on or before May 31, 1961; $26.30 per share if redeemed thereafter and on or before May 31, 1966; $26.05 per share if redeemed thereafter and on or before May 31, 1971; and $25.80 per share if redeemed thereafter: together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

        (C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including in amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment."

        IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by Harold Quinton, its President, and T. J. Gamble, its Secretary, this 14th day of February, 1956.

                                              HAROLD QUINTON
                                      _________________________________
                                             (Harold Quinton)
                                      President of Southern California
                                              Edison Company

(CORPORATE SEAL)
                                              T.  J. GAMBLE
                                       ________________________________
                                             (T. J. Gamble)
                                       Secretary of Southern California
                                              Edison Company



STATE OF CALIFORNIA                )
                                   )      ss.
COUNTY OF LOS ANGELES              )

             Harold Quinton and T. J. Gamble, being first duly sworn, each for himself deposes and says:

             That Harold Quinton is and was at all of the times mentioned in the foregoing Certificate, the President of Southern California Edison Company, the California corporation therein mentioned, and T. J. Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

                                              HAROLD QUINTON
                                        __________________________
                                             (Harold Quinton)


                                              T. J. GAMBLE
                                       ____________________________
                                             (T. J. Gamble)

Subscribed and sworn to before me this 14th day of February, 1956.




                                               BARBARA ROWE
                                       ___________________________________
                                       Notary Public in and for the County
                                       of Los Angeles, State of California.

(NOTARIAL SEAL)


                                      My Commission Expires June 14, 1958.

                                                                       EXHIBIT D


                       Southern California Edison Company

               Certificate of Determination of Preferences of the
                    Cumulative Preferred Stock, 4.78% Series



          We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

          FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

          SECOND: The Board of Directors of the corporation at a meeting duly called and held on February 10, 1958, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.78% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

          "RESOLVED, that 1,000,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.78% Series; and

          "RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed respectively, as follows:

          (A) The dividend rate of such series shall be four and 78/100 per centum (4.78%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August and November, respectively.

          (B) The redemption price from time to time of such series shall be:
$27.30 per share if redeemed on or before February 28, 1963; $26.55 per share if redeemed thereafter and on or before February 29, 1968; $26.05 per share if redeemed thereafter and on or before February 28, 1973; and $25.80 per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

          (C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment."

          IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by Harold Quinton, its President, and T. J. Gamble, its Secretary, this 10th day of February 1958.


                                                HAROLD QUINTON
                                        _____________________________
                                               (Harold Quinton)
                                        President of Southern California
                                                Edison Company



                                                T. J. GAMBLE
                                        ________________________________
                                               (T. J. Gamble)
                                                Secretary of
                                        Southern California Edison Company



STATE OF CALIFORNIA               )
                                  )    ss.
COUNTY OF LOS ANGELES             )

            Harold Quinton and T. J. Gamble, being first duly sworn, each for himself deposes and says:

            That Harold Quinton is and was at all of the times mentioned in the foregoing Certificate, the President of Southern California Edison Company, the California corporation therein mentioned, and T. J. Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.


                                                HAROLD QUINTON
                                          ________________________
                                               (Harold Quinton)


                                                T. J. GAMBLE
                                          ________________________
                                               (T. J. Gamble)

Subscribed and sworn to before me this 10th day of February, 1958.




                                                BARBARA ROWE
                                     ___________________________________
                                     Notary Public in and for the County
                                     of Los Angeles, State of California

(NOTARIAL SEAL)


                                    My Commission Expires June 14, 1958.

                                                                       EXHIBIT E


                       Southern California Edison Company

               Certificate of Determination of Preferences of the
                    Cumulative Preferred Stock, 5.80% Series




         We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,


                               DO HEREBY CERTIFY:

         FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of 8,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         SECOND: The Board of Directors of the corporation at a meeting duly held on November 28, 1966, in The City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 5.80% Series, consisting of 2,200,000 shares, none of the shares of such series having been issued:

         "RESOLVED, that 2,200,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 5.80% Series; and

         "RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation Preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

         (A) The dividend rate of such series shall be five and 80/100 per centum (5.80%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August and November, respectively.

         (B) The redemption price from time to time of such series shall be:
$30.00 per share if redeemed prior to December 1, 1973; $27.00 per share if redeemed thereon or thereafter and prior to December 1, 1976; $25.65 per share if redeemed thereon or thereafter and prior to December 1, 1981; and $25.25 per share if redeemed thereon or thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

         (C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of the corporation shall be the same as redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for distribution or payment."


                                                        J. K HORTON
                                                     ------------------
                                                       (J. K. Horton)



                                                        C. D. LESTER
                                                     ------------------
                                                       (C. D. Lester)


          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed in The City of Los Angeles, State of California, on this 28th day of November, 1966.


                                                        J. K. HORTON
                                                     ------------------
                                                       (J. K. Horton)



                                                        C. D. LESTER
                                                     ------------------
                                                       (C. D. Lester)

                                                                       EXHIBIT F


               Certificate of Determination of Preferences of the
                 $100 Cumulative Preferred Stock, 7.58% Series

                       Southern California Edison Company



          We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

          FIRST: The Articles of Incorporation of the Corporation, as amended, authorize the issue of 3,000,000 shares of $100 Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption prices and/or the liquidation preferences of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

          SECOND: The Board of Directors of the Corporation at a meeting duly held on May 2, 1972, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said $100 Cumulative Preferred Stock to be known as $100 Cumulative Preferred Stock, 7.58% Series, consisting of 750,000 shares, none of the shares of such series having been issued:

          "RESOLVED, that 750,000 shares of the presently authorized but unissued $100 Cumulative Preferred Stock of the par value of one hundred dollars $100) each of this corporation be and are hereby determined to be and shall be of a series of said $100 Cumulative Preferred Stock hereby designated as the $100 Cumulative Preferred Stock, 7.58% Series; and

          "RESOLVED FURTHER, that the dividend rate, redemption prices and voluntary, liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

                (A) The dividend rate of shares of such series shall be seven and 58/100 per centum (7.58%) per annum of the par value of the shares thereof. Dividends on shares of such series when and as declared shall be payable quarterly on the last days of January, April, July and October, respectively.

                (B) The redemption price from time to time of such series shall be: $108.00 per share if redeemed prior to May 1, 1977; $105.00 per share if redeemed thereon or thereafter and prior to May 1, 1982; $102.50 per share if redeemed thereon or thereafter and prior to May 1, 1987; and $101.00 per share if redeemed thereon or thereafter: together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption; provided, however, that no shares of such series shall be redeemed prior to May 1, 1977, through the use (for the purpose or in anticipation of refunding any such shares, directly or indirectly, of proceeds of the sale of long-term indebtedness or of any class of preferred stock ranking senior to or on a parity with shares of such series obtained by this corporation at an effective cost of money to this corporation (computed in accordance with generally accepted financial practice of less than the effective cost of money to this corporation of the shares of such series, or of the sale of shares of stock of this corporation ranking junior to such series.

                (C) The liquidation preferences payable with respect to shares of such series in the even of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for distribution or payment.


                                                       SMITH B. DAVIS
                                                    --------------------
                                                      (Smith B. Davis)


                                                        C. D. LESTER
                                                    -------------------
                                                       (C. D. Lester)



          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed in the City of Rosemead, State of California, on this 2nd day of May, 1972.


                                                       SMITH B. DAVIS
                                                    --------------------
                                                      (Smith B. Davis)


                                                        C. D. LESTER
                                                     ------------------
                                                       (C. D. Lester)

                                   EXHIBIT G
               CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
                    CUMULATIVE PREFERRED STOCK, 7.36% SERIES

                                ($25 PAR VALUE)

                       SOUTHERN CALIFORNIA EDISON COMPANY

                             _____________________


         We, the undersigned, being the Vice President, Treasurer and Chief Financial Officer and the Assistant Treasurer, respectively, of Southern California Edison Company (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,


                               DO HEREBY CERTIFY:


         FIRST: The Articles of Incorporation, as amended (hereinafter called the "Articles"), authorize the issue of 24,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights provided in the Articles), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         SECOND: Acting pursuant to authority delegated by the Board of Directors of the Corporation, the Executive Committee of the Board of Directors at a meeting duly held on January 21, 1992, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 7.36% Series, consisting of 4,000,000 shares, none of the shares of such series having been issued:

         "NOW, THEREFORE, BE IT RESOLVED, that 4,000,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this Corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 7.36% Series; and

         BE IT FURTHER RESOLVED, that the dividend rate, redemption prices, rights and terms of redemption and the voluntary liquidation preferences of shares of such Series be and the same are hereby fixed, respectively, as follows:

                 (A) The dividend rate of shares of such Series shall be seven and 36/100 per centum (7.36%) per annum of the par value of the shares thereof. Dividends on shares of such Series, when and as declared, shall be payable quarterly on the last days of January, April, July and October, respectively, with the first such dividend payable on April 30, 1992.

                 (B) The shares of such Series shall not be subject to redemption by this Corporation prior to February 1, 1997. Thereafter, the redemption price shall be $25.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption.

                 (C) The liquidation preferences payable with respect to shares of such Series in the event of any voluntary liquidation, dissolution or winding up of the affairs of this Corporation shall be $25.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment."




                                                           Alan J. Fohrer
                                                                  Alan J. Fohrer




                                                           C. Alex Miller
                                                                  C. Alex Miller



         Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in the City of Rosemead, State of California, on this 21st day of January, 1992.



                                                            Alan J. Fohrer
                                                                  Alan J. Fohrer



                                                            C. Alex Miller
                                                                  C. Alex Miller

                                                                       EXHIBIT H
               CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
                 $100 CUMULATIVE PREFERRED STOCK, 7.23% SERIES

                       SOUTHERN CALIFORNIA EDISON COMPANY

                             _____________________


         We, the undersigned, being the Vice President, Treasurer and Chief Financial Officer and the Assistant Treasurer, respectively, of Southern California Edison Company (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,


                               DO HEREBY CERTIFY:

         FIRST:     The Articles of Incorporation, as amended (hereinafter
called the "Articles"), authorize the issue of 12,000,000 shares of $100 Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights provided in the Articles), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         SECOND: Acting pursuant to authority delegated by the Board of Directors of the corporation, the Executive Committee of the Board of Directors at a meeting duly held on May 11, 1992, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said $100 Cumulative Preferred Stock to be known as $100 Cumulative Preferred Stock, 7.23% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

         "NOW, THEREFORE, BE IT RESOLVED, that 1,000,000 shares of the presently authorized but unissued $100 Cumulative Preferred Stock of the par value of one hundred dollars ($100) each of this corporation be and are hereby determined to be and shall be of a series of said $100 Cumulative Preferred Stock hereby designated as the $100 Cumulative Preferred Stock, 7.23% Series; and

         BE IT FURTHER RESOLVED, that the dividend rate, redemption prices, rights and terms of redemption (including sinking fund provisions) and the voluntary liquidation preferences of shares of such Series be and the same are hereby fixed, respectively, as follows:

         (A) The dividend rate of shares of such Series shall be seven and 23/100 per centum (7.23%) per annum of the par value of the shares thereof. Dividends on shares of such Series, when and as declared, shall be payable quarterly on the last day of January, April, July and October, respectively, with the first such dividend payable on July 31, 1992.

         (B) The shares of such Series shall not be subject to redemption by this corporation prior to April 30, 2002. On and after April 30, 2002, the redemption price shall be $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption.

         (C) The shares of such Series shall also be redeemable in part from time to time through the operation of the Sinking Fund hereinafter referred to, at a redemption price of $100.00 per share, together with, in the case of each of the shares thereof so to be redeemed, an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption (such price, including such amount, being hereinafter called the "Sinking Fund Redemption Price").

         (D) As and for a Sinking Fund for the shares of such Series, so long as any such shares shall be outstanding, this corporation shall on each April 30 (hereinafter called the "Sinking Fund Date"), commencing with April 30, 2002, (i) set aside a sum of money equal to the aggregate Sinking Fund Redemption Price of a number of shares of such Series equal to the Sinking Fund Amount (as hereinafter defined) in respect of such Sinking Fund Date (or such lesser amount as may then be outstanding), and (ii) apply such money to the redemption of such number of shares of such Series at the Sinking Fund Redemption Price (this corporation's obligation above in this paragraph (D) in respect of any Sinking Fund Date being hereinafter referred to as the "Sinking Fund Obligation" for such date) in accordance with the provisions of the Articles of Incorporation ("Articles"); provided, however, that if this corporation for any reason fails to discharge its Sinking Fund Obligation on any Sinking Fund Date, such Sinking Fund Obligation, to the extent not discharged, shall become an additional Sinking Fund Obligation for each succeeding Sinking Fund Date until fully discharged. Notwithstanding the foregoing, this corporation shall have the right, at its option, to credit against the Sinking Fund Obligation in respect of any Sinking Fund Date shares of such Series theretofore purchased or acquired by this corporation otherwise than through redemption pursuant to paragraph (B) hereof or this paragraph (D) and not previously applied as a credit, and the Sinking Fund Obligation shall be reduced by the amount of such credit. As used herein, the term "Sinking Fund Amount" shall mean, as to each Sinking Fund Date (other than April 30,
2007), 50,000 shares and, as to April 30, 2007, 750,000 shares.

         (E) In no event, so long as any shares of such Series shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any stock of this corporation ranking junior to shares of such Series as to payment of dividends or liquidation preferences nor shall any shares of such stock ranking junior to such Series be purchased, redeemed or otherwise acquired for value by this corporation, unless this corporation shall have redeemed, pursuant to paragraph
(D) above, the number of shares of such Series required to have been theretofore redeemed pursuant to such paragraph (D). The provisions of this paragraph (E) shall in no manner limit the rights of holders of shares of such Series to otherwise enforce any Sinking Fund Obligation.

         (F) The liquidation preferences payable with respect to shares of such Series in the event of any voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment."



                                                         Alan J. Fohrer
                                                      --------------------
                                                         Alan J. Fohrer


                                                         W. J. Scilacci
                                                      --------------------
                                                         W. J. Scilacci

         Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in the City of Rosemead, State of California, on this 11th day of May, 1992.



                                                        Alan J. Fohrer
                                                     --------------------
                                                        Alan J. Fohrer



                                                        W. J. Scilacci
                                                     --------------------
                                                        W. J. Scilacci

                                   EXHIBIT I
               CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
                 $100 CUMULATIVE PREFERRED STOCK, 6.45% SERIES

                       SOUTHERN CALIFORNIA EDISON COMPANY

                             _____________________


         We, the undersigned, being the Vice President, Treasurer and Chief Financial Officer and the Assistant Treasurer, respectively, of Southern California Edison Company (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

                               DO HEREBY CERTIFY:

         FIRST: The Articles of Incorporation, as amended (hereinafter called the "Articles"), authorize the issue of 12,000,000 shares of $100 Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights provided in the Articles), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         SECOND: Acting pursuant to authority delegated by the Board of Directors of the Corporation, the Executive Committee of the Board of Directors at a meeting duly held on July 7, 1992, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said $100 Cumulative Preferred Stock to be known as $100 Cumulative Preferred Stock, 6.45% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

         "NOW, THEREFORE, BE IT RESOLVED, that 1,000,000 shares of the presently authorized but unissued $100 Cumulative Preferred Stock of the par value of one hundred dollars ($100) each of this corporation be and are hereby determined to be and shall be of a series of said $100 Cumulative Preferred Stock hereby designated as the $100 Cumulative Preferred Stock, 6.45% Series; and

         BE IT FURTHER RESOLVED, that the dividend rate, redemption prices, rights and terms of redemption and the voluntary liquidation preferences of shares of such Series be and the same are hereby fixed, respectively, as follows:

         (A) The dividend rate of shares of such Series shall be six and 45/100 per centum (6.45%) per annum of the par value of the shares thereof. Dividends on shares of such Series, when and as declared, shall be payable quarterly on the last day of March, June, September and December, respectively, with the first such dividend payable on September 30, 1992.

         (B) The shares of such Series shall not be subject to redemption by this corporation prior to June 30, 2002.

         (C) The outstanding shares of such Series shall be mandatorily redeemed in whole and not in part on June 30, 2002, at the redemption price of $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption (this corporation's obligation above in this paragraph (C) being hereinafter referred to as the "Mandatory Redemption Obligation") in accordance with the provisions of the Articles of Incorporation.

         (D) In no event, so long as any shares of such Series shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any stock of this corporation ranking junior to shares of such Series as to payment of dividends or liquidation preferences nor shall any shares of such stock ranking junior to such Series be purchased, redeemed or otherwise acquired for value by this corporation, unless this corporation shall have redeemed, pursuant to paragraph
(C) above, the shares of such Series required to have been theretofore redeemed pursuant to such paragraph (C). The provisions of this paragraph (D) shall in no manner limit the rights of holders of shares of such Series to otherwise enforce the Mandatory Redemption Obligation.

         (E) The liquidation preferences payable with respect to shares of such Series in the event of any voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment."



                                                             Alan J. Fohrer
                                                                  Alan J. Fohrer


                                                             W. J. Scilacci
                                                                  W. J. Scilacci

         Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in the City of Rosemead, State of California, on this 7th day of July, 1992.



                                                             Alan J. Fohrer
                                                                  Alan J. Fohrer



                                                             W. J. Scilacci
                                                                  W. J. Scilacci

                                                                       EXHIBIT J
               CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
                 $100 CUMULATIVE PREFERRED STOCK, 6.05% SERIES

                       SOUTHERN CALIFORNIA EDISON COMPANY

                             _____________________

                                        We, the undersigned, being the Senior
Vice President, Treasurer and Chief Financial Officer and the Assistant Treasurer, respectively, of Southern California Edison Company (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,


                               DO HEREBY CERTIFY:

         FIRST: The Articles of Incorporation, as amended (hereinafter called the "Articles"), authorize the issue of 12,000,000 shares of $100 Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights provided in the Articles), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

         SECOND: Acting pursuant to authority delegated by the Board of Directors of the corporation, the Executive Committee of the Board of Directors at a meeting duly held on March 23, 1993, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said $100 Cumulative Preferred Stock to be known as $100 Cumulative Preferred Stock, 6.05% Series, consisting of 750,000 shares, none of the shares of such series having been issued:

         "NOW, THEREFORE, BE IT RESOLVED, that 750,000 shares of the presently authorized but unissued $100 Cumulative Preferred Stock of the par value of one hundred dollars ($100) each of this corporation be and are hereby determined to be and shall be of a series of said $100 Cumulative Preferred Stock hereby designated as the $100 Cumulative Preferred Stock, 6.05% Series; and

         BE IT FURTHER RESOLVED, that the dividend rate, redemption prices, rights and terms of redemption (including sinking fund provisions) and the voluntary liquidation preferences of shares of such Series be and the same are hereby fixed, respectively, as follows:

         (A) The dividend rate of shares of such Series shall be six and 05/100 per centum (6.05%) per annum of the par value of the shares thereof. Dividends on shares of such Series, when and as declared, shall be payable quarterly on the last day of March, June, September and December, respectively, with the first such dividend payable on June 30, 1993.

         (B) The shares of such Series shall not be subject to redemption by this corporation prior to March 31, 2003. On and after March 31, 2003, the redemption price shall be $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption.

         (C) The shares of such Series shall also be redeemable in part from time to time through the operation of the Sinking Fund hereinafter referred to, at a redemption price of $100.00 per share, together with, in the case of each of the shares thereof so to be redeemed, an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption (such price, including such amount, being hereinafter called the "Sinking Fund Redemption Price").

         (D) As and for a Sinking Fund for the shares of such Series, so long as any such shares shall be outstanding, this corporation shall on each March 31 (hereinafter called the "Sinking Fund Date"), commencing on March 31, 2003, (i) set aside a sum of money equal to the aggregate Sinking Fund Redemption Price of a number of shares of such Series equal to the Sinking Fund Amount (as hereinafter defined) in respect of such Sinking Fund Date (or such lesser amount as may then be outstanding), and (ii) apply such money to the redemption of such number of shares of such Series at the Sinking Fund Redemption Price (this corporation's obligation above in this paragraph (D) in respect of any Sinking Fund Date being hereinafter referred to as the "Sinking Fund Obligation" for such date) in accordance with the provisions of the Articles of Incorporation ("Articles"); provided, however, that if this corporation for any reason fails to discharge its Sinking Fund Obligation on any Sinking Fund Date, such Sinking Fund Obligation, to the extent not discharged, shall become an additional Sinking Fund Obligation for each succeeding Sinking Fund Date until fully discharged. Notwithstanding the foregoing, this corporation shall have the right, at its option, to credit against the Sinking Fund Obligation in respect of any Sinking Fund Date shares of such Series theretofore purchased or acquired by this corporation otherwise than through redemption pursuant to paragraph (B) hereof or this paragraph (D) and not previously applied as a credit, and the Sinking Fund Obligation shall be reduced by the amount of such credit. As used herein, the term "Sinking Fund Amount" shall mean, as to each Sinking Fund Date (other than March 31,
2008), 37,500 shares and, as to March 31, 2008, 562,500 shares.

         (E) In no event, so long as any shares of such Series shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any stock of this corporation ranking junior to shares of such Series as to payment of dividends or liquidation preferences nor shall any shares of such stock ranking junior to such Series be purchased, redeemed or otherwise acquired for value by this corporation, unless this corporation shall have redeemed, pursuant to paragraph
(D) above, the number of shares of such Series required to have been theretofore redeemed pursuant to such paragraph (D). The provisions of this paragraph (E) shall in no manner limit the rights of holders of shares of such Series to otherwise enforce any Sinking Fund Obligation.

         (F) The liquidation preferences payable with respect to shares of such Series in the event of any voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be $100.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment."



                                                       Alan J. Fohrer
                                               --------------------------------
                                                       Alan J. Fohrer
                                               Senior Vice President, Treasurer
                                                  and Chief Financial Officer


                                                        W. J. Scilacci
                                               -------------------------------
                                                        W. J. Scilacci
                                                      Assistant Treasurer


         Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in the City of Rosemead, State of California, on this 23rd day of March, 1993.



                                                       Alan J. Fohrer
                                               --------------------------------
                                                       Alan J. Fohrer
                                               Senior Vice President, Treasurer
                                                  and Chief Financial Officer


                                                        W. J. Scilacci
                                               --------------------------------
                                                        W. J. Scilacci
                                                      Assistant Treasurer

         I, MOLLY K. BYRD, Assistant Secretary of SOUTHERN CALIFORNIA EDISON COMPANY, certify that the attached is an accurate and complete copy of the Restated Articles of Incorporation of this corporation as amended through June 1, 1993, and that the Restated Articles of Incorporation are now in full force and effect and have not as of this date been amended, rescinded or superseded.




                              Molly K. Byrd
                       -----------------------------------------
                              Assistant Secretary
                              SOUTHERN CALIFORNIA EDISON COMPANY